EXHIBIT 10c2

                             AMERICAN BRANDS, INC.
                                TRUST AGREEMENT


     THIS AGREEMENT, made as of the second day of January, 1991, among AMERICAN BRANDS, INC., a Delaware corporation (the "Company"), THE CHASE MANHATTAN BANK (National Association), incorporated under the laws of the United States of America (the "Trustee") and HEWITT ASSOCIATES, a partnership formed under the laws of Illinois (the "Trustee's Contractor").

                             W I T N E S S E T H :

     WHEREAS, the Company expects to incur certain unfunded retirement income liability to or with respect to GILBERT L. KLEMANN, II (the "Executive") pursuant to the terms of the Company's Supplemental Retirement Plan (including the supplemental profit-sharing provisions therein) (herein referred to as the "Plan"); and

     WHEREAS, the Board of Directors of the Company on November 27, 1990 adopted resolutions providing for retirement benefits to the Executive (such retirement benefits being herein referred to as the "Retirement Arrangement"); and

     WHEREAS, the Company desires to provide additional assurance to the Executive and his surviving spouse, if any, beneficiaries or estate under the Plan (collectively, the "Beneficiaries") that their unfunded rights under the Plan

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and the Retirement Arrangement will in the future be met or substantially met by application of the procedures set forth herein; and

     WHEREAS, the Company wishes to establish a trust with respect to the Executive in order to provide a source of payments as such payments are required under the terms of the Plan and the Retirement Arrangement;

     NOW, THEREFORE, in consideration of the premises and mutual and independent promises herein, the parties hereto covenant and agree as follows:

                                   ARTICLE I

     1.1 The Company hereby establishes with the Trustee a Trust consisting of such sums of money and such property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee and the earnings and profits thereon. All such money and property, all investments made therewith and proceeds thereof, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein, are referred to herein as the "Fund" and shall be held by the Trustee, IN TRUST, in accordance with the provisions of this Agreement.


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     1.2 The Trustee shall hold, manage, invest and otherwise administer the
Fund pursuant to the terms of this Agreement. The Trustee shall be responsible only for contributions actually received by it hereunder and shall have no responsibility for the correctness of the amount thereof. Upon the establishment of this Trust, and from time to time thereafter, the Company shall contribute to the Trust such amount in cash as the Company shall determine to be appropriate to provide a source of the payments required under the terms of the Plan and the Retirement Arrangement. It is contemplated that the initial contribution by the Company shall be in an amount not less than (i) the present value of the aggregate maximum benefits that would be due to the Executive or his Beneficiaries as of such date under the retirement provisions of the Plan and the Retirement Arrangement and (ii) the amount to which the Executive or his Beneficiaries would be entitled under the supplemental profit-sharing provisions of the Plan. It is further contemplated that the Company will make additional contributions to the Trust upon the furnishing to the Trustee's Contractor of the annual updated benefit information specified in Section 3.3 in amounts such that the amount of the Fund at such time is not less than the amounts set forth in (i) and (ii) of the preceding sentence. However, the amounts and timing of all such contributions

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shall be at the discretion of the Company, and the Company shall have no obligation to make such contributions in any specific amount or at any specific time.

     1.3 The Company shall certify to the Trustee, the Trustee's Contractor and the Executive at the time of each contribution to the Fund the amount of such contribution being made in respect of the Executive. The Fund shall be revalued by the Trustee semiannually as of the last business day of each June and December at current market values, as determined by the Trustee, which shall promptly deliver a copy of such semiannual valuation to the Trustee's Contractor. The Trustee's Contractor shall deliver to the Company and the Executive or Beneficiary of the Executive the semiannual statement of the Fund reflecting such revised valuation.

                                   ARTICLE II

     2.1 Notwithstanding any provision in this Agreement to the contrary, if at any time while the Trust is still in existence the Company becomes insolvent (as defined herein), the Trustee shall upon written notice thereof suspend the payment of all benefits from the Fund and shall thereafter hold the Fund in suspense until it receives a court order directing the disposition of the Fund; provided, however, the Trustee may deduct or continue to deduct its

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fees and expenses and other expenses of the Trust, including taxes and the
Trustee's Contractor's fees and expenses, pending the receipt of such court order. The Company shall be considered to be insolvent if (a) it is unable to pay its debts as they fall due or (b) bankruptcy or insolvency proceedings are initiated by its creditors or the Company or any third party under the Bankruptcy Act of the United States or the bankruptcy laws of any state alleging that the Company is insolvent or bankrupt. By its approval and execution of this Agreement, the Company represents and agrees that its Board of Directors and Chief Executive Officer, as from time to time acting, shall have the responsibility to give to the Trustee prompt written notice of any event of the Company's insolvency and the Trustee shall be entitled to rely thereon to the exclusion of all directions or claims to pay benefits thereafter made. Absent such notice, the Trustee shall have no responsibility for determining whether the Company has become insolvent. If after an event of insolvency, the Company later becomes solvent without the entry of a court order concerning the disposition of the Fund, the Company shall by written notice so inform the Trustee and the Trustee shall thereupon resume all its duties and responsibilities under this Agreement without regard to this Section 2.1 until and unless the Company again becomes insolvent as such term is defined herein. If the Trustee has suspended payments

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pursuant to this Section 2.1 and thereafter resumes payments pursuant to a court order or notice from the Company as set forth in the preceding sentence, any benefits payable with respect to the Executive that have not been paid during the period of suspension shall then immediately be paid together with interest thereon calculated on the basis of the return earned during such period of suspension by The Chase Market Rate Account (or similar investment vehicle of The Chase Manhattan Bank if The Chase Market Rate Account is changed).

     2.2 The Company represents and agrees that the Trust established under this Agreement does not fund and is not intended to fund the Plan, the Retirement Arrangement, or any other employee benefit plan or program of the Company. Such Trust is and is intended to be a depository arrangement with the Trustee for the setting aside of cash and other assets of the Company for the meeting of part or all of its future obligations to the Executive and his Beneficiaries under the Plan and the Retirement Arrangement. Contributions by the Company to this Trust shall be in respect of only the Executive. The purpose of this Trust is to provide a fund from which benefits may be payable under the Plan and the Retirement Arrangement and as to which the Executive and his Beneficiaries may, by exercising the procedures set forth herein, have access to some or all of their benefits as such become due without having the payment of such benefits

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subject to the administrative control of the Company unless the Company becomes insolvent as defined in Section 2.1. The Company further represents that the Plan is a deferred compensation plan for a select group of management and highly compensated employees and as such is exempt from the application of the Employee Retirement Income Security Act of 1974 ("ERISA") except for the disclosure requirements applicable to such plan for which the Company bears full responsibility as to compliance. The Company further represents that the Plan is not qualified under Section 401 of the United States Internal Revenue Code and therefore is not subject to any of the Code requirements applicable to tax-qualified plans.

                                  ARTICLE III

     3.1 By its acceptance of this Trust the Trustee hereby agrees to the designation by the Company of Hewitt Associates as the contractor of the Trustee ("Trustee's Contractor") under this Agreement. It is herein recognized that said Trustee's Contractor is also acting as the independent consulting actuary of the Company with respect to the Plan and that the Trustee shall have no responsibility hereunder for the continued retention of Hewitt Associates, or any responsibility assigned to the Trustee's Contractor or its performance thereof so long as said firm continues to be

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the Company's independent consulting actuary. In the event the Company replaces or no longer uses said firm as its independent consulting actuary, the Trustee in its sole discretion may, but need not, designate a new Trustee's Contractor or may continue to use the same Trustee's Contractor; or in the event said firm does not accept its designation as Trustee's Contractor or accepts said designation and subsequently resigns, the Trustee shall designate the Trustee's Contractor or a new Trustee's Contractor; provided, however, any Trustee's Contractor appointed by the Trustee shall be independent of the Company. A Trustee's Contractor appointed by the Trustee must be a national actuarial consulting firm or a "Big 6" accounting firm or other national accounting firm. In the event any such firm refuses to act as the Trustee's Contractor, the Trustee shall appoint as the Trustee's Contractor a law firm of at least l00 lawyers. The Company shall pay to the Trustee's Contractor all fees and expenses of the Trustee's Contractor and shall indemnify and hold the Trustee harmless for any actions or omissions of said Trustee's Contractor and shall indemnify and hold the Trustee's Contractor harmless for any actions or omissions of the Trustee. Such fees and expenses shall be a charge on the Fund and shall constitute a lien in favor of the Trustee's Contractor until paid by the Company. The Trustee's

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Contractor shall be paid for its services at rates comparable to the rates the
Trustee's Contractor charges for comparable services to its other clients.

     3.2 Except for the records dealing solely with the Fund and its investment, which shall be maintained by the Trustee, the Trustee's Contractor shall maintain all the Executive's records contemplated by this Agreement, including records of the Executive's compensation and benefits from the Company, the amount of his benefits accrued under the Plan and the Retirement Arrangement, the Executive's Beneficiary designation, the Company's contributions to the Fund and such other records as may be necessary for determining the amount payable to the Executive or his Beneficiary under the Plan and the Retirement Arrangement. All such records shall be made available promptly upon the request of the Trustee, the Executive or his Beneficiary or the Company. The Trustee's Contractor shall also prepare and distribute the Executive's annual estimated benefit statements specified in Section 3.3 and shall be responsible for information with respect to payments to the Executive and his Beneficiaries and shall perform such other duties and responsibilities as the Company or the Trustee determines is necessary or advisable to achieve the objectives of this Agreement.

     3.3 Upon the establishment of this Trust or as soon thereafter as practicable, the Company shall furnish to

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the Trustee's Contractor all the information necessary in order for the
Trustee's Contractor to determine the benefits payable to or with respect to the Executive including any benefits payable after the Executive's death and the recipient of same and the amount of any applicable federal, state or local withholding taxes with respect thereto. The Company shall regularly, at least annually by March 3l of each year, furnish revised updated information to the Trustee's Contractor. Based on the foregoing information the Trustee's Contractor shall prepare an annual estimated benefits statement in respect of the Executive and shall furnish a copy of same to the Executive or his Beneficiary and to the Company by no later than May 15 of each year. In the event the Company refuses or neglects to provide updated Executive information, as contemplated herein, the Trustee's Contractor shall be entitled to rely upon information furnished to it by the Executive.

     3.4 Upon the direction of the Company or upon the application of the Executive or Beneficiary of a deceased Executive by submission of a Payment Demand Notice in the form attached hereto as Schedule A, a copy of which shall be delivered by the Trustee's Contractor to the Company, the Trustee's Contractor shall prepare and deliver to the Trustee within thirty days of receipt of such direction or application a certification to the Trustee that the

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Executive's benefits under the Plan and the Retirement Arrangement have become payable, and shall deliver a copy of such certification to the Company and to the Executive or Beneficiary. In preparing such certification, the Trustee's Contractor shall obtain updated information from the Company for calculating benefits under the Plan and the Retirement Arrangement. In the event the Company refuses or neglects to provide updated information, the Trustee's Contractor shall be entitled to rely upon information furnished to it by the Executive. Such certification shall include the amount of such benefits, including benefits referred to in Section 11.8, the manner of payment and the name, address and social security number of the recipient. No later than five days after the receipt of such certification from the Trustee's Contractor and appropriate federal, state and local tax withholding information provided by the Company, the Trustee shall commence cash distributions from the Fund in accordance therewith to the person or persons so indicated and shall distribute to the Company for remittance to the appropriate taxing authority the amounts of any taxes required to be withheld, and the Trustee's Contractor shall charge the Fund therefor. The Company shall have full responsibility for the proper remittance of all withholding taxes to the appropriate taxing authority and shall furnish the Executive or his Beneficiary, the Trustee's Contractor and the Trustee with

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the appropriate tax information form reporting the amounts of such distributions and any withholding taxes. The certification by the Trustee's Contractor shall also be updated annually upon receipt by the Trustee's Contractor of updated benefit information from the Company (or the Executive in the event of the failure of the Company to provide such information) and the annual updated certification shall be delivered to the Company and the Executive or his Beneficiary. The benefits payable in respect of the updated certificate shall be adjusted to the extent, if any, set forth in the certificate.

     3.5 Upon the payment of all Company liabilities under the Plan and the Retirement Arrangement to the Executive and Beneficiaries, the Trustee's Contractor shall prepare a certification to the Trustee, the Executive or his Beneficiary and to the Company, and the Trustee shall thereupon hold or distribute the Fund in accordance with the written instructions of the Company. At no time prior to the Company's insolvency, as defined in Section 2.1, or the payment of all liabilities of the Company under the Plan and the Retirement Arrangement in respect of the Executive and his Beneficiaries shall any part of the Fund revert to the Company. The Trustee and the Trustee's Contractor shall have no responsibility for determining whether the Executive or his Beneficiary has died and shall be entitled to rely upon

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information furnished by the Company or, in the absence of such information from the Company, from the Beneficiary.

     3.6 Nothing provided in this Agreement shall relieve the Company of its liabilities to pay the benefits provided under the Plan and the Retirement Arrangement except to the extent such liabilities are met by application of Fund assets. The Company, therefore, agrees that all income, deductions and credits of the Fund belong to it as owner for income tax purposes and will be included on the Company's income tax returns.

                                   ARTICLE IV

     4.1 The Company shall provide the Trustee's Contractor with a complete copy of the Plan and the Retirement Arrangement and all amendments thereto and of the resolutions of the Board of Directors of the Company approving the Plan and the Retirement Arrangement and all amendments thereto, promptly upon their adoption. After the execution of this Agreement, the Company shall promptly file with the Trustee and the Trustee's Contractor a certified list of the names and specimen signatures of the officers of the Company and any delegee authorized to act for it. The Company shall promptly notify the Trustee and the Trustee's Contractor of the addition or deletion of any person's name to or from such list, respectively. Until receipt by the

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Trustee or the Trustee's Contractor of notice that any person is no longer authorized so to act, the Trustee or the Trustee's Contractor may continue to rely on the authority of the person. All certifications, notices and directions by any such person or persons to the Trustee or the Trustee's Contractor shall be in writing signed by such person or persons. The Trustee and the Trustee's Contractor may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the Trustee or the Trustee's Contractor believes to have been signed thereby. The Trustee and the Trustee's Contractor may rely on any certification, notice or direction of the Company that the Trustee or the Trustee's Contractor believes to have been signed by a duly authorized officer or agent of the Company. The Trustee and the Trustee's Contractor shall have no responsibility for acting or not acting in reliance upon any notification believed by the Trustee or the Trustee's Contractor to have been so signed by a duly authorized officer or agent of the Company. The Company shall be responsible for keeping accurate books and records with respect to the Executive, his compensation and his rights and interests in the Fund under the Plan and the Retirement Arrangement.

     4.2 The Company shall indemnify and hold harmless the Trustee for any liability or expenses, including without

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limitation advances for or prompt reimbursement of reasonable fees and expenses of counsel and other agents retained by it, incurred by the Trustee with respect to holding, managing, investing or otherwise administering the Fund, other than by its negligence or willful misconduct.

     4.3 The Company shall indemnify and hold harmless the Trustee's Contractor for any liability or expenses, including without limitation advances for or prompt reimbursement of reasonable fees and expenses of counsel and other agents retained by it, incurred by the Trustee's Contractor with respect to keeping the records for the Executive's benefit calculations, reporting thereon to the Executive, certifying benefit information to the Trustee, determining the status of the Fund and benefits hereunder and otherwise carrying out its obligations under this Agreement, other than those resulting from the Trustee's Contractor's negligence or willful misconduct.

                                   ARTICLE V

     5.1 The Trustee shall not be liable in discharging its duties hereunder, including without limitation its duty to invest and reinvest the Fund, if it acts in good faith and in accordance with the terms of this Agreement and any applicable federal or state laws, rules or regulations.

     5.2 The Trustee is hereby appointed as the investment manager of the Fund. In the event that the

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Trustee cannot serve as investment manager of the Fund, the Trustee shall then select Pacific Investment Management Company as investment manager; provided that if Pacific Investment Management Company is unwilling or unable to act as investment manager, the Trustee shall select J.P. Morgan Investment Management Inc. as investment manager. The investment manager shall invest the assets of the Fund solely in liquid short-term debt instruments which are (a) direct obligations of the United States (but limited to maturities which do not exceed one year from date of purchase), (b) securities guaranteed as to principal and interest by the United States (but limited to maturities which do not exceed six months from date of purchase), (c) certificates of deposit of banks, including The Chase Manhattan Bank, having total assets of at least $15 billion and having a certificate of deposit or commercial paper rating of A-1 from Standard & Poor's Corporation or P-1 from Moody's Investment Services, Inc. (but limited to maturities of less than 100 days from date of purchase), (d) commercial paper having a rating of A-1 from Standard and Poor's Corporation or P-1 from Moody's Investment Services, Inc. (but limited to maturities of less than 100 days from date of purchase) or (e) any money market vehicle of similar quality managed by the Trustee. Subject to such investment restrictions, the Trustee shall have the power and right:


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                  (a)  To receive and hold all contributions made to it by the
         Company;
                  (b) To invest and reinvest all or any portion of the Fund collectively through the medium of any common, collective or commingled trust fund that may be established and maintained by the Trustee, subject to the instrument or instruments establishing such trust fund or funds and with the terms of such instrument or instruments, as from time to time amended, being incorporated into this Agreement to the extent of the equitable share of the Fund in any such common, collective or commingled trust fund;
                  (c) To participate in and use a book-entry system for the deposit and transfer of securities;
                  (d) To sell or exchange any property held by it at public or private sale, for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property and to enter into any covenant or agreement to purchase any property in the future;
                  (e) To participate in any plan of reorganization,
         consolidation, merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any action

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          thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;
                   (f) To deposit any property held by it with any protective, reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof and any assessments levied with respect to any such property so deposited;
                   (g) To extend the time of payment of any obligation held by it;
                   (h) To hold uninvested any moneys received by it, without liability for interest thereon, until such moneys shall be invested, reinvested or disbursed;
                   (i) To exercise all voting or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise;
                   (j) For the purposes of the Trust, to borrow money from others, including The Chase Manhattan Bank, to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property held by it;
                   (k) To furnish the Company, the Trustee's Contractor and the Executive or his Beneficiaries with such information as may be needed for tax or other purposes;


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                   (l) To employ suitable agents and counsel, who may be counsel to the Company or the Trustee, including, without limitation, Hewitt Associates and Coopers & Lybrand, and to pay their reasonable expenses and compensation from the Fund to the extent not paid by the Company;
                   (m) To cause any property held by it to be registered and held in the name of one or more nominees, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and to hold securities in bearer form;
                   (n) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust, respectively, to commence or defend suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, that the Trustee shall not be required to take any such action unless it shall have been indemnified by the Company to its reasonable satisfaction against liability or expenses it might incur therefrom;
                   (o) To organize under the laws of any state a corporation or trust for the purpose of acquiring and holding title to any property which it is authorized to

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         acquire  hereunder and to exercise with respect thereto any or all of the powers set forth herein; and
                   (p) Generally, to do all acts, whether or not expressly
          authorized, that the Trustee may deem necessary or desirable for the protection of the Fund.

     5.3 No person dealing with the Trustee shall be under any obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction. The Trustee's Contractor's obligations are limited solely to those explicitly set forth herein and the Trustee's Contractor shall have no responsibility, authority or control, direct or indirect, over the maintenance or investment of the Fund and shall have no obligation in respect of the Trustee or the Trustee's compliance with the Trustee's Contractor's certifications to the Trustee.

     5.4 The Trustee shall distribute cash from the Fund in accordance with
Article III hereof. The Trustee may make any distribution required hereunder by mailing its check for the specified amount to the person to whom such distribution or payment is to be made, at such address as may be specified pursuant to Section ll.7, or if no such address shall have been so furnished, to such person in care of the Company, or (if so directed by the recipient) by crediting the account of such person or by

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transferring funds to such person's account by bank or wire transfer.

     5.5 If at any time there is no person authorized to act under this Agreement on behalf of the Company, the Board of Directors or the Compensation and Stock Option Committee of the Company shall have the authority to act hereunder.

                                   ARTICLE VI

     6.1 The Company shall pay any federal, state or local taxes on the Fund, or any part thereof, and on the income therefrom.

     6.2 The Company shall pay to the Trustee its reasonable expenses for the management and administration of the Fund, including without limitation advances for or prompt reimbursement of reasonable expenses of counsel and other agents employed by the Trustee, and reasonable compensation for its services as Trustee hereunder, the amount of which shall be agreed upon from time to time by the Company and the Trustee in writing; provided, however, that if the Trustee forwards an amended fee schedule to the Company requesting its agreement thereto and the Company fails to object thereto within thirty (30) days of its receipt, the amended fee schedule shall be deemed to be agreed upon by the Company and the Trustee. Such expenses and compensation shall be a charge on the Fund and shall constitute a lien in favor of the Trustee until paid by the Company. In the event that such expenses and compensation of the Trustee, and any fees and expenses of the Trustee's Contractor as provided in
Section 3.1, under this Trust and under similar Trusts established by the Company in respect of other Executives of the Company are to be satisfied out of assets of any or all of the several Funds under all such Trusts, such satisfaction shall be in proportion to the assets of each Fund.

                                  ARTICLE VII

     7.1 The Trustee shall maintain records with respect to the Fund that show all its receipts and disbursements hereunder. The records of the Trustee with respect to the Fund shall be open to inspection by the Company or its representatives, and the Trustee's Contractor, at all reasonable times during normal business hours of the Trustee and may be audited not more frequently than once each fiscal year by an independent certified public accountant engaged by the Company; provided, however, the Trustee shall be entitled to additional compensation from the Company in respect of audits or auditors' requests which the Trustee determines to exceed the ordinary course of the usual scope of such examinations of its records.


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     7.2 Within a reasonable time after the close of each fiscal year of the
Company (or, in the Trustee's discretion, at more frequent intervals), or of any termination of the duties of the Trustee hereunder, the Trustee shall prepare and deliver to the Company and the Trustee's Contractor a statement of transactions reflecting its acts and transactions as Trustee during such fiscal year, portion thereof or during such period from the close of the last fiscal year or last statement period to the termination of the Trustee's duties, respectively, including a statement of the then current value of the Fund. Any such statement shall be deemed an account stated and accepted and approved by the Company, and the Trustee shall be relieved and discharged, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction, unless protested by written notice to the Trustee within sixty (60) days of receipt thereof by the Company.

     The Trustee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustee and the Company (although the Trustee may also join such other parties as it may deem appropriate), and

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any judgment or decree entered therein shall be conclusive.

                                  ARTICLE VIII

     8.1 The Trustee may resign at any time by delivering written notice thereof to the Company; provided, however, that no such resignation shall take effect until the earlier of (i) sixty (60) days from the date of delivery of such notice to the Company or (ii) the appointment of a successor trustee.

     8.2 The Trustee may be removed at any time by the Company, pursuant to a resolution of the Board of Directors of the Company or its Compensation and Stock Option Committee, upon delivery to the Trustee of a certified copy of such resolution and sixty (60) days' written notice of (i) such removal and (ii) the appointment of a successor trustee, unless such notice period is waived in whole or in part by the Trustee.

     8.3 Upon the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company. Such successor trustee shall be a bank or trust company established under the laws of the United States or a state within the United States and having either total assets of at least $15 billion or trust assets of at least $25 billion. Such appointment shall take effect upon the delivery to the Trustee of (a) a written appointment of such successor trustee, duly executed, by the Company and (b) a written acceptance by such successor trustee, duly executed thereby. Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.

     8.4 If, within sixty (60) days of the delivery of the Trustee's written notice of resignation, a successor trustee shall not have been appointed, the Trustee shall apply to any court of competent jurisdiction for the appointment of a successor trustee.

     8.5 Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of its account, the Trustee shall transfer and deliver the Fund to such successor trustee. Under no circumstances shall the Trustee transfer or deliver the Fund to any successor trustee which is not a bank or trust company having either total assets of at least $15 billion or trust assets of at least $25 billion.

                                   ARTICLE IX

     9.1 The Trust established pursuant to this Agreement may not be terminated by the Company prior to the payment of all liabilities with respect to the Executive and his Beneficiaries. Upon receipt by the Company and the Executive or his Beneficiaries of a written certification from the Trustee's Contractor that all liabilities have been paid with respect to the Executive or his Beneficiaries under the Plan and the Retirement Arrangement, the Company pursuant to a resolution of its Board of Directors or Compensation and Stock Option Committee may terminate the Trust upon delivery to the Trustee and the Executive or his Beneficiaries of (a) a certified copy of such resolution, (b) an original certification of the Trustee's Contractor that all such liabilities have been paid and (c) a written instrument of termination duly executed and acknowledged in the same form as this Agreement.

     9.2 Upon the termination of the Trust in accordance with Section 9.1, the Trustee shall, after the acceptance and approval of its account, distribute any remaining portion of the Fund to the Company. Upon completing such distribution, the Trustee shall be relieved and discharged. The powers of the Trustee shall continue as long as any part of the Fund remains in its possession.

                                   ARTICLE X

     10.1 This Agreement may be amended, in whole or in part, at any time and from time to time, by the Company with the written consent of the Executive (or the Executive's Beneficiary in the event of the death or incapacity of the Executive) and the Trustee. Any such amendment by the Company shall be pursuant to a resolution of the Board of

Directors or its Compensation and Stock Option Committee by delivery to the Trustee of a certified copy of such resolution and a written instrument duly executed and acknowledged by the Company and the Executive (or the Executive's Beneficiary in the event of the death or incapacity of the Executive) in the same form as this Agreement.

                                   ARTICLE XI

     11.1 This Agreement shall be construed and interpreted under, and the Trust hereby created shall be governed by, the laws of the State of New York insofar as such laws do not contravene any applicable federal laws, rules or regulations.

     11.2 Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

     11.3 No right or interest of the Executive or his Beneficiary under the Plan, under the Retirement Arrangement or in the Fund shall be transferable or assignable or shall be subject to alienation, anticipation or encumbrance, and no right or interest of the Executive or Beneficiary in the Plan, in the Retirement Arrangement or in the Fund shall be subject to any garnishment, attachment or execution.

Notwithstanding the foregoing, the Fund shall at all times remain subject to claims of creditors of the Company in the event the Company becomes insolvent as provided in Section 2.1.

     11.4 The Company agrees that by the establishment of this Trust it hereby foregoes any judicial review of certifications by the Trustee's Contractor as to the benefits payable to any persons hereunder. If a dispute arises as to the amounts or timing of any such benefits or the persons entitled thereto under this Agreement, the Company agrees that such dispute shall be resolved by binding arbitration proceedings initiated in accordance with the rules of the American Arbitration Association and that the results of such proceedings shall be conclusive and shall not be subject to judicial review. It is expressly understood that pending the resolution of any such dispute, payment of benefits shall be made and continued by the Trustee in accordance with the certification of the Trustee's Contractor and that the Trustee and the Trustee's Contractor shall have no liability with respect to such payments. The Company also agrees to pay the entire cost of any arbitration or legal proceeding with respect to the Fund initiated by the Company, the Trustee or the Executive or his Beneficiary in the event the Executive is deceased, including the legal fees of the Trustee or the Executive or his Beneficiary, regardless of the outcome of such proceeding and until so paid the expenses thereof shall be a charge on and lien against the Fund.

     11.5 This Agreement shall be binding upon and inure to the benefit of any successor to the Company or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto. In the event of any such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Company or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee and the Trustee's Contractor with the information specified in Section 4.1 of this Agreement. In no event shall any such transaction described herein suspend or delay the rights of the Executive or his Beneficiary in the event the Executive is deceased to receive benefits hereunder.

     11.6 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one Agreement.

     11.7 All notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when actually delivered to the respective addresses set forth below:

                  Company:      American Brands, Inc.
                                1700 East Putnam Avenue
                                Old Greenwich, CT 06870-08ll
                                Attn:  Secretary

                  Trustee:      The Chase Manhattan Bank
                                1211 Avenue of the Americas
                                New York, New York  10036
                                Attn:  Trusts and Estates
                                       Management Division, 34th Floor

                  Trustee's     Hewitt Associates
                   Contractor:  40 Highland Avenue
                                Rowayton, Connecticut 06853
                                Attn:  Michael Jones

                  Executive:    Gilbert L. Klemann, II
                                25 Hope Farm Road
                                Greenwich, Connecticut  06830

or at such other address as such person may specify in writing by notice as set forth above to the other persons listed above.

     11.8 As and to the extent provided under the Plan and the Retirement Arrangement, in the event the Executive or his Beneficiary is determined to be taxable on any amount in the Fund prior to the time of actual receipt thereof, a distribution shall be made by the Trustee, as directed by the Trustee's Contractor, to the Executive or his Beneficiary in an amount sufficient to pay such tax. An amount in the Fund shall be determined to be taxable upon the receipt of: (a) a final determination by the United States Internal Revenue Service or state or local taxing authority which is not appealed to the courts;
(b) a final determination by a court of competent jurisdiction; or (c) an opinion of Chadbourne &

Parke, addressed to the Company, the Trustee and the Executive or his Beneficiary, that amounts in the Fund are taxable to the Executive or a Beneficiary prior to actual receipt thereof. The amount to be distributed shall be the amounts of tax as determined by such taxing authority or court, or as calculated by Chadbourne & Parke in connection with its opinion, as the case may be. Any distributions from the Fund to the Executive or his Beneficiary under this Section 11.8 shall be applied in accordance with the Plan as an offset to the benefits, if any, thereafter payable under the Plan and the Retirement Arrangement.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed this second day of January, 1991.

Attest:                                       AMERICAN BRANDS, INC.

Louis F. Fernous, Jr.                                 R.L. Austin
Secretary                                     By------------------------------
                                                 Robert L. Austin
                                                 Senior Vice President and
                                                   Chief Administrative Officer


Attest:                                       THE CHASE MANHATTAN BANK

Joshua G. G. Mellon                                 William P. Barbeosch
Joshua G. G. Mellon                           By------------------------------
Assistant Treasurer                                     Vice President


Witness:                                      HEWITT ASSOCIATES

Margaret A. Sisson                                     Michael B. Jones
                                              By------------------------------

STATE OF CONNECTICUT )
                     :  ss.:  Old Greenwich
COUNTY OF FAIRFIELD  )



     Personally appeared Robert L. Austin, Senior Vice President and Chief Administrative Officer of AMERICAN BRANDS, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Senior Vice President and Chief Administrative Officer and the free act and deed of said Corporation, before me.

                                                     Christine P. Burns
                                              -------------------------------
                                                        Notary Public


STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     Personally appeared William P. Barbeosch, Vice President of THE CHASE MANHATTAN BANK, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said Company, before me.

                                                      Digna Rosa
                                              -------------------------------
                                                     Notary Public

STATE OF CONNECTICUT  )
                      :  ss.:
COUNTY OF FAIRFIELD   )


     Personally appeared Michael B. Jones, Partner of HEWITT ASSOCIATES, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Partner and the free act and deed of said HEWITT ASSOCIATES, before me.

                                                   Margaret A. Sisson
                                              -------------------------------
                                                      Notary Public

                                   Schedule A





Hewitt Associates
40 Highland Avenue
Rowayton, Connecticut  06853

Attn:  Michael Jones



                             PAYMENT DEMAND NOTICE




NAME OF EXECUTIVE:                   GILBERT L. KLEMANN, II




ADDRESS:                             25 Hope Farm Road
                                     Greenwich, Connecticut  06830




PHONE:                               (203) 869-0835




The undersigned hereby demands payment of the amount to which he is entitled under the Plan and the Retirement Arrangement pursuant to the Trust Agreement dated as of January 2, 1991 among AMERICAN BRANDS, INC., THE CHASE MANHATTAN BANK and HEWITT ASSOCIATES.




                                                 ---------------------------
                                                    GILBERT L. KLEMANN, II